UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

COMSCORE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! COMSCORE, INC. Special Meeting Vote by December 18, 2025 11:59 PM ET COMSCORE, INC. 11950 DEMOCRACY DR., SUITE 600 RESTON, VA 20190 V81071-S24162 You invested in COMSCORE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Special Meeting. This is an important notice regarding the availability of proxy materials for the Special Meeting to be held on December 19, 2025. Get informed before you vote View the Notice and Proxy Statement, Form 10-K and Form 10-Q online OR request a free paper or email copy of the material(s) before December 5, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Special Meeting* December 19, 2025 3:00 p.m. ET Carr Workplaces 1818 Library Street, Suite 500 Reston, Virginia 20190 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Special Meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. The approval, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d), of the issuance of common stock and Series C Convertible Preferred Stock (“Series C Preferred Stock”) to Charter Communications Holding Company, LLC, Liberty Broadband Corporation and Pine Investor, LLC (the “Preferred Stockholders”) in accordance with the Stock Exchange Agreements between the Company and each of the Preferred Stockholders (the “Share Issuance”). For 2. The approval of the Stock Exchange Agreements, the Certificate of Designations of the Series C Preferred Stock, the Stockholder Support Agreements with the Preferred Stockholders, an amendment to the Registration Rights Agreement with the Preferred Stockholders, the Second Amended and Restated Stockholders Agreement with the Preferred Stockholders, and the Exchange (as defined in the Stock Exchange Agreements) by a vote of the “disinterested stockholders” as defined in Delaware law (the “Disinterested Stockholder Approval”). For 3. The adoption of an amendment to the Amended and Restated Certificate of Incorporation to permit the Share Issuance and authorize a sufficient number of shares of common stock and preferred stock of the Company (the “COI Amendment”). For 4. The approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Share Issuance, the Disinterested Stockholder Approval and/or the COI Amendment. For NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V81072-S24162